Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—94.8%
Communication Services—6.8%
Interpublic Group of Cos., Inc. (The)	575,132	$9,311
Verizon Communications, Inc.	706,920	37,983
Walt Disney Co. (The)	125,243	12,099
		59,393

Consumer Discretionary—1.0%
BorgWarner, Inc.	345,340	8,416
Consumer Staples—3.5%
Kellogg Co.	516,362	30,977
Energy—3.0%
Marathon Petroleum Corp.	1,108,078	26,173
Financials—13.5%
American International Group, Inc.	594,331	14,413
Bank of America Corp.	1,902,240	40,385
Wells Fargo & Co.	1,191,550	34,197
Willis Towers Watson plc	173,094	29,400
		118,395

Health Care—18.1%
Abbott Laboratories	472,069	37,251
Becton, Dickinson & Co.	173,425	39,848
Humana, Inc.	132,798	41,701
Zimmer Biomet Holdings, Inc.	405,660	41,004
		159,804

Industrials—13.8%
Fastenal Co.	423,826	13,245
Honeywell International, Inc.	223,443	29,894
IDEX Corp.	105,738	14,604
Illinois Tool Works, Inc.	99,948	14,205
L3Harris Technologies, Inc.	177,458	31,964
Rockwell Automation, Inc.	58,733	8,863
	Shares	Value

Industrials—continued
Stanley Black & Decker, Inc.	88,914	$8,891
		121,666

Information Technology—14.6%
Microsoft Corp.	195,043	30,760
Motorola Solutions, Inc.	213,227	28,342
QUALCOMM, Inc.	504,132	34,105
Xilinx, Inc.	458,329	35,722
		128,929

Materials—5.7%
Air Products & Chemicals, Inc.	121,121	24,177
Nucor Corp.	365,200	13,154
Vulcan Materials Co.	122,151	13,201
		50,532

Real Estate—8.5%
Alexandria Real Estate Equities, Inc.	96,768	13,263
American Homes 4 Rent Class A	598,980	13,896
Crown Castle International Corp.	238,507	34,441
Medical Properties Trust, Inc.	786,085	13,591
		75,191

Utilities—6.3%
American Electric Power Co., Inc.	174,394	13,948
NextEra Energy, Inc.	173,303	41,700
		55,648

Total Common Stocks (Identified Cost $869,386)		835,124

Total Long-Term Investments—94.8% (Identified Cost $869,386)		835,124

	Shares	Value

Short-Term Investment—0.4%
Money Market Mutual Fund—0.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.290%)(1)	3,450,452	$3,450
Total Short-Term Investment (Identified Cost $3,450)		3,450

TOTAL INVESTMENTS—95.2% (Identified Cost $872,836)		$838,574
Other assets and liabilities, net—4.8%		42,608
NET ASSETS—100.0%		$881,182

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	96%
Ireland	4
Total Investments	100%
† % of total investments as of March 31, 2020.
The following table summarizes the market value of the Fund’s investments as of March 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$835,124	$835,124
Money Market Mutual Fund	3,450	3,450
Total Investments	$838,574	$838,574
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2020.
There were no transfers into or out of Level 3 related to securities held at March 31, 2020.
See Notes to Schedule of Investments

CEREDEX LARGE-CAP VALUE EQUITY FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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